                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                        FPA Crescent Fund, a series of FPA
                                             Funds Trust

Address:                                     11601 Wilshire Blvd.
                                             Suite 1200
                                             Los Angeles, CA 90025

Date of Event Requiring Statement:           11/07/17

Name:                                        FPA Select Drawdown Fund, L.P.

Address:                                     11601 Wilshire Blvd.
                                             Suite 1200
                                             Los Angeles, CA 90025

Date of Event Requiring Statement:           11/07/17

Name:                                        FPA Select Fund, L.P.

Address:                                     11601 Wilshire Blvd.
                                             Suite 1200
                                             Los Angeles, CA 90025

Date of Event Requiring Statement:           11/07/17

Name:                                        FPA Global Opportunity Fund, a
                                             series of FPA Hawkeye Fund, LLC

Address:                                     11601 Wilshire Blvd.
                                             Suite 1200
                                             Los Angeles, CA 90025

Date of Event Requiring Statement:           11/07/17

Name:                                        FPA Value Partners Fund, a series
                                             of FPA Hawkeye Fund, LLC

Address:                                     11601 Wilshire Blvd.
                                             Suite 1200
                                             Los Angeles, CA 90025

Date of Event Requiring Statement:           11/07/17

Name:                                        FPA Hawkeye Fund, a series of FPA
                                             Hawkeye Fund, LLC

Address:                                     11601 Wilshire Blvd.
                                             Suite 1200
                                             Los Angeles, CA 90025

Date of Event Requiring Statement:           11/07/17

Name:                                        FPA Hawkeye-7 Fund, a series of FPA
                                             Hawkeye Fund, LLC

Address:                                     11601 Wilshire Blvd.
                                             Suite 1200
                                             Los Angeles, CA 90025

Date of Event Requiring Statement:           11/07/17